                                                                    Exhibit 99.1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[315,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
               ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-12ALT


                            (THE WINTER GROUP LOGO)


                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
     SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                 JUNE [13], 2005

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                       AGGREGATE                                               WEIGHTED
                                       PRINCIPAL        PERCENT OF          WEIGHTED            AVERAGE
                    NUMBER OF           BALANCE          MORTGAGE            AVERAGE            CREDIT
                  MORTGAGE LOANS      OUTSTANDING          POOL              COUPON              SCORE
                  ---------------   ---------------   ---------------    ---------------    ---------------
10 Year Fixed
  Rate - Fully
  Amortizing                    7   $       278,453            100.00%             8.284%               590
15 Year Fixed
  Rate - Fully
  Amortizing                   57   $     4,960,276            100.00%             7.179%               633
20 Year Fixed
  Rate - Fully
  Amortizing                   25   $     1,199,029            100.00%             8.208%               598
25 Year Fixed
  Rate - Fully
  Amortizing                    1   $        99,633            100.00%             7.100%               547
30 Year Fixed
  Rate - Fully
  Amortizing                  657   $   103,261,342             60.26%             7.459%               667
30 Year Fixed
  Rate - 60
  Month IO                      1   $       298,000              0.17%             6.300%               747
30 Year Fixed
  Rate - 120
  Month IO                    301   $    67,803,827             39.57%             7.387%               696
6 Month ARM -
  Fully
  Amortizing                    3   $       803,280             74.26%             6.648%               645
6 Month ARM -
  120 Month IO                  1   $       278,400             25.74%             6.375%               666
2/28 ARM Loan -
  Fully
  Amortizing                  259   $    53,156,851             41.47%             7.695%               631
2/28 ARM Loan -
  24 Month IO                  47   $    11,728,939              9.15%             6.802%               680
2/28 ARM Loan -
  60 Month IO                 103   $    24,532,837             19.14%             7.389%               691
2/28 ARM Loan -
  120 Month IO                162   $    38,765,337             30.24%             6.986%               699
3/27 ARM Loan -
  Fully
  Amortizing                  180   $    21,936,108             48.52%             6.392%               682
3/27 ARM Loan -
  36 Month IO                  10   $     2,819,600              6.24%             5.755%               724
3/27 ARM Loan -
  60 Month IO                  18   $     3,680,640              8.14%             7.409%               708
3/27 ARM Loan -
  120 Month IO                 73   $    16,773,352             37.10%             6.751%               690
5/25 ARM Loan -
  Fully
  Amortizing                   24   $     5,183,761             11.45%             6.870%               689
5/25 ARM Loan -
  60 Month IO                  26   $     7,653,100             16.91%             6.429%               704
5/25 ARM Loan -
  120 Month IO                153   $    32,432,793             71.64%             6.968%               698
TOTAL:                      2,108   $   397,645,558            100.00%             7.236%               678



                      AVERAGE          WEIGHTED
                     PRINCIPAL         AVERAGE            PERCENT
                      BALANCE          ORIGINAL             FULL             PERCENT
                    OUTSTANDING          LTV            DOCUMENTATION           IO
                  ---------------   ---------------    ---------------    ---------------
10 Year Fixed
  Rate - Fully
  Amortizing      $        39,779             69.07%             79.90%              0.00%
15 Year Fixed
  Rate - Fully
  Amortizing      $        87,022             68.22%             46.74%              0.00%
20 Year Fixed
  Rate - Fully
  Amortizing      $        47,961             66.60%             64.82%              0.00%
25 Year Fixed
  Rate - Fully
  Amortizing      $        99,633             70.42%              0.00%              0.00%
30 Year Fixed
  Rate - Fully
  Amortizing      $       157,171             76.17%             28.90%              0.00%
30 Year Fixed
  Rate - 60
  Month IO        $       298,000             80.00%            100.00%            100.00%
30 Year Fixed
  Rate - 120
  Month IO        $       225,262             78.12%             32.96%            100.00%
6 Month ARM -
  Fully
  Amortizing      $       267,760             77.55%              0.00%              0.00%
6 Month ARM -
  120 Month IO    $       278,400             80.00%              0.00%            100.00%
2/28 ARM Loan -
  Fully
  Amortizing      $       205,239             78.81%             15.06%              0.00%
2/28 ARM Loan -
  24 Month IO     $       249,552             78.74%             10.15%            100.00%
2/28 ARM Loan -
  60 Month IO     $       238,183             78.71%             12.83%            100.00%
2/28 ARM Loan -
  120 Month IO    $       239,292             76.87%             24.87%            100.00%
3/27 ARM Loan -
  Fully
  Amortizing      $       121,867             78.09%             56.48%              0.00%
3/27 ARM Loan -
  36 Month IO     $       281,960             76.13%             78.19%            100.00%
3/27 ARM Loan -
  60 Month IO     $       204,480             77.09%             24.28%            100.00%
3/27 ARM Loan -
  120 Month IO    $       229,772             78.50%             22.41%            100.00%
5/25 ARM Loan -
  Fully
  Amortizing      $       215,990             80.25%             16.57%              0.00%
5/25 ARM Loan -
  60 Month IO     $       294,350             75.35%             38.05%            100.00%
5/25 ARM Loan -
  120 Month IO    $       211,979             76.20%             23.09%            100.00%
TOTAL:            $       188,636             77.28%             27.23%             52.00%